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This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

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All average are wtg averages.

                       Top 3
--------------------------------------------------------------------------
                       New Century    Chapel     Home Owners   Aggregate
--------------------------------------------------------------------------
FICO avg                       618           646          601         630
--------------------------------------------------------------------------
FICO stdev                      63            69           58          65
--------------------------------------------------------------------------
FICO < 500 %                     0             0            0           0
--------------------------------------------------------------------------
FICO < 560 %                 21.07         15.91        29.28       17.14
--------------------------------------------------------------------------
10th Percentile FICO
--------------------------------------------------------------------------
90th Percentile FICO
--------------------------------------------------------------------------
CLTV avg                     79.66         80.06        81.44       80.43
--------------------------------------------------------------------------
CLTV >80%                    40.67         27.62        57.47       35.87
--------------------------------------------------------------------------
SS CLTV                       83.5         87.99        81.44       86.46
--------------------------------------------------------------------------
10th Percentile CLTV
--------------------------------------------------------------------------
90th Percentile CLTV
--------------------------------------------------------------------------
Full Doc %                   55.71         18.87        77.32       48.72
--------------------------------------------------------------------------
Loan Bal avg            201,623.35     214748.54    111063.56   175799.29
--------------------------------------------------------------------------
DTI %                        40.72         42.96        40.28       41.22
--------------------------------------------------------------------------
DTI >45%                     37.93         47.49         40.1       38.82
--------------------------------------------------------------------------
Purch %                      32.65         62.35         0.18       42.95
--------------------------------------------------------------------------
Cash Out %                   63.35          35.5        97.61       54.02
--------------------------------------------------------------------------
Fxd %                        20.87          5.01        13.07       10.98
--------------------------------------------------------------------------
3 yr ARM >= %                 3.14          8.09         0.45       11.59
--------------------------------------------------------------------------
WAC avg                       7.25          7.24         9.18        7.48
--------------------------------------------------------------------------
WAC stdev                    1.316         1.354        1.148        1.53
--------------------------------------------------------------------------
1st Lien %                  (97.37)       (96.04)        (100)     (97.34)
--------------------------------------------------------------------------
MI %                          None          0.57         None        0.09
--------------------------------------------------------------------------
CA %                         38.78         62.03         7.87       36.91
--------------------------------------------------------------------------
Sng Fam %                    74.21         67.87        85.82       75.75
--------------------------------------------------------------------------
Invt Prop %                   4.27          3.92         2.93         3.9
--------------------------------------------------------------------------
MH %                             0             0         1.76        0.22
--------------------------------------------------------------------------
IO %                         14.56          49.3            0       29.78
--------------------------------------------------------------------------
2yr IO%                      12.11             0            0        4.72
--------------------------------------------------------------------------
IO non-Full Doc %             8.88         44.07            0       20.43
--------------------------------------------------------------------------
2-4 Fam %                     8.22          3.54         4.41        5.35
--------------------------------------------------------------------------
Prim Occ %                   94.84         95.42        95.98       95.37
--------------------------------------------------------------------------
<$100K Bal %                  8.29          5.87        33.77       11.82
--------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Invt      1st       % with
Originator/ Source      WA LTV       WA CLTV    WA SS CLTV  FICO       WAC     % Bal. Purch %   Prop %     Lien %    S.2nds
-------------------------------------------------------------------------------------------------------------------------------
Accredited              81.44       81.44        89.63      647       7.076    2.91    49.94     3.93      100        41.25
-------------------------------------------------------------------------------------------------------------------------------
All State               75.92       75.92        87.36      636       7.284    0.14    46.6      57.95     100        46.6
-------------------------------------------------------------------------------------------------------------------------------
Chapel                  77          80.06        87.99      646       7.239    15.31   62.35     3.92      96.04      41.55
-------------------------------------------------------------------------------------------------------------------------------
Encore                  76.62       76.62        79.36      609       7.034    0.88    27.44     5.76      100        16.36
-------------------------------------------------------------------------------------------------------------------------------
First Banc              75.25       81.81        85.65      640       7.125    7.2     51.57     3.89      91.78      21.8
-------------------------------------------------------------------------------------------------------------------------------
First Horizon           80.85       80.85        91.5       628       7.845    3.67    67.32     7.36      100        56.26
-------------------------------------------------------------------------------------------------------------------------------
First NLC               79.22       81.12        88.95      631       7.238    10.68   54.02     1.5       97.62      40.76
-------------------------------------------------------------------------------------------------------------------------------
Flex Point              71.85       71.85        71.85      598       7.475    3.03    0         0.73      100        0
-------------------------------------------------------------------------------------------------------------------------------
Home Owners             81.44       81.44        81.44      601       9.178    12.71   0.18      2.93      100        0
-------------------------------------------------------------------------------------------------------------------------------
Impac                   79.92       81.08        83.52      633       7.271    1.85    32.99     28.31     98.55      13.61
-------------------------------------------------------------------------------------------------------------------------------
Lenders Direct          74.62       82.16        90.46      641       7.623    4.1     56.19     5.78      90.18      40.89
-------------------------------------------------------------------------------------------------------------------------------
Lime Financial          80.17       80.17        96.08      672       6.547    8.76    69.37     0.86      100        80.38
-------------------------------------------------------------------------------------------------------------------------------
Master Financial        83.45       83.45        94.06      648       7.663    3.68    74.34     1.3       100        56.77
-------------------------------------------------------------------------------------------------------------------------------
New Century             77.56       79.66        83.5       618       7.255    18.56   32.65     4.27      97.37      20.3
-------------------------------------------------------------------------------------------------------------------------------
Platinum Capital        80.29       80.29        84.59      611       7.061    1.52    34.24     3.96      100        23.34
-------------------------------------------------------------------------------------------------------------------------------
Resmae                  78.49       84.12        86.55      630       7.198    2.81    45.19     4.36      92.96      12.65
-------------------------------------------------------------------------------------------------------------------------------
Rose Mortgage           72.96       74.99        75.66      592       7.709    2.2     4.23      4.05      95.77      3.32
-------------------------------------------------------------------------------------------------------------------------------
Total:                  78.36       80.43        86.46      630       7.481    100     42.95     3.9       97.34      31.36
-------------------------------------------------------------------------------------------------------------------------------

Originator/ Source       CA%              Full Doc %               IO%            DTI%          DTI% > 45       % with MI
-------------------------------------------------------------------------------------------------------------------------
Accredited               30.44               55.3                 22.03           41.02           29.67           0
-------------------------------------------------------------------------------------------------------------------------
All State                66.24               66.24                24.19           36.18           37.95           0
-------------------------------------------------------------------------------------------------------------------------
Chapel                   62.03               18.87                49.3            42.96           47.49           0.57
-------------------------------------------------------------------------------------------------------------------------
Encore                   34.65               54.44                35.2            39.02           28.21           0
-------------------------------------------------------------------------------------------------------------------------
First Banc               58.22               43.72                46.43           40.24           38.11           0
-------------------------------------------------------------------------------------------------------------------------
First Horizon            3.8                 48.28                28.46           41.69           37.39           0
-------------------------------------------------------------------------------------------------------------------------
First NLC                37.93               55.39                31.65           41.62           39.58           0
-------------------------------------------------------------------------------------------------------------------------
Flex Point               33.86               66.05                10.08           38.28           36.35           0
-------------------------------------------------------------------------------------------------------------------------
Home Owners              7.87                77.32                0               40.28           40.1            0
-------------------------------------------------------------------------------------------------------------------------
Impac                    44.82               36.65                34.62           38.77           14.48           0
-------------------------------------------------------------------------------------------------------------------------
Lenders Direct           24.13               36.09                33.09           40.67           35.99           0
-------------------------------------------------------------------------------------------------------------------------
Lime Financial           48.89               41.36                74.77           42.79           41.04           0
-------------------------------------------------------------------------------------------------------------------------
Master Financial         11.78               48.58                18.92           40.14           31.19           0
-------------------------------------------------------------------------------------------------------------------------
New Century              38.78               55.71                14.56           40.72           37.93           0
-------------------------------------------------------------------------------------------------------------------------
Platinum Capital         33.72               57.84                46.62           41.53           32.41           0
-------------------------------------------------------------------------------------------------------------------------
Resmae                   52.63               37.98                18.83           42.11           34.9            0
-------------------------------------------------------------------------------------------------------------------------
Rose Mortgage            0                   51.35                0               41.86           38.53           0
-------------------------------------------------------------------------------------------------------------------------
Total:                   36.91               48.72                29.78           41.22           38.82           0.09
-------------------------------------------------------------------------------------------------------------------------

                                                  WA SS                                      Invt      1st      % with
Documentation             WA LTV    WA CLTV       CLTV   FICO    WAC      % Bal.   Purch %   Prop %    Lien %   S.2nds     CA%
---------------------------------------------------------------------------------------------------------------------------------
Not Full                  77.87       80.51       88.6    648   7.457     51.28    56.97     4.63      96.66    41.69     46.25
---------------------------------------------------------------------------------------------------------------------------------
Full Documentation        78.88       80.34       84.2    611   7.506     48.72    28.19     3.13      98.05    20.49     27.07
---------------------------------------------------------------------------------------------------------------------------------
Total:                    78.36       80.43      86.46    630   7.481       100    42.95      3.9      97.34    31.36     36.91
---------------------------------------------------------------------------------------------------------------------------------

Documentation                   Full Doc %             IO%            DTI%       DTI% > 45       % with MI
-----------------------------------------------------------------------------------------------------------
Not Full                                 0           39.84           41.73           38.67            0.17
-----------------------------------------------------------------------------------------------------------
Full Documentation                     100            19.2           40.69           38.99               0
-----------------------------------------------------------------------------------------------------------
Total:                               48.72           29.78           41.22           38.82            0.09
-----------------------------------------------------------------------------------------------------------

                                         WA SS                                                 Invt     1st      % with
Interest Only     WA LTV   WA CLTV       CLTV        FICO     WAC          % Bal.    Purch %   Prop %   Lien %   S.2nds    CA%
                  --------------------------------------------------------------------------------------------------------------
2yr IO            81.43     81.43        89.66      663.00    6.66          4.72      49.59     3.53    100.00   41.14    64.45
--------------------------------------------------------------------------------------------------------------------------------
NON-IO            77.32     80.27        83.65      614.00    7.82         70.22      32.01     4.36     96.21   18.05    25.94
--------------------------------------------------------------------------------------------------------------------------------
Other IO          80.69     80.69        93.72      672.00    6.69         25.07      72.32     2.67    100.00   66.81    62.44
--------------------------------------------------------------------------------------------------------------------------------
Total:            78.36     80.43        86.46      630.00    7.48        100.00      42.95     3.90     97.34   31.36    36.91
--------------------------------------------------------------------------------------------------------------------------------

                     Full                             DTI%    % with
Interest Only        Doc %        IO%        DTI%      > 45     MI
                 ---------------------------------------------------
2yr IO               41.58      100.00      38.35     32.95    0.00
--------------------------------------------------------------------
NON-IO               56.06        0.00      40.87     37.74    0.00
--------------------------------------------------------------------
Other IO             29.49      100.00      42.77     42.96    0.35
--------------------------------------------------------------------
Total:               48.72       29.78      41.22     38.82    0.09
--------------------------------------------------------------------

                                          WA SS                                                       Invt       1st         % with
FICO            WA LTV       WA CLTV      CLTV       FICO        WAC        % Bal.       Purch %      Prop %     Lien %      S.2nds
------------------------------------------------------------------------------------------------------------------------------------
0-499
------------------------------------------------------------------------------------------------------------------------------------
500-559          75.35        75.37       75.73       532        8.46       17.14          10.79       0.95      99.98          3.2
------------------------------------------------------------------------------------------------------------------------------------
560 - 599        78.57        79.48       80.88       580       7.907       14.75          22.18       1.82       98.8          8.2
------------------------------------------------------------------------------------------------------------------------------------
600 - 639        80.05        81.98       87.22       621       7.463       21.62          37.24       2.38      97.35        27.02
------------------------------------------------------------------------------------------------------------------------------------
640 - 679        79.89        82.01       91.16       659       7.137       23.39          56.66        6.5      97.29        47.08
------------------------------------------------------------------------------------------------------------------------------------
680 +            77.34        81.74        92.5       715       6.847       23.09          71.52        6.2      94.49         55.2
------------------------------------------------------------------------------------------------------------------------------------
Total:           78.36        80.43       86.46       630       7.481         100          42.95        3.9      97.34        31.36
------------------------------------------------------------------------------------------------------------------------------------

                                   Full                                 DTI%       % with
FICO                   CA%         Doc %       IO%           DTI%       > 45         MI
-----------------------------------------------------------------------------------------
0-499
-----------------------------------------------------------------------------------------
500-559               30.17        66.95       0.14         41.15      40.76           0
-----------------------------------------------------------------------------------------
560 - 599             25.44        64.54       8.12         40.45      37.63           0
-----------------------------------------------------------------------------------------
600 - 639             30.44        56.08      27.95         41.61      40.34           0
-----------------------------------------------------------------------------------------
640 - 679             41.75        35.56      45.57         41.35      37.67        0.37
-----------------------------------------------------------------------------------------
680 +                 50.39        31.51      51.33         41.28       37.9           0
-----------------------------------------------------------------------------------------
Total:                36.91        48.72      29.78         41.22      38.82        0.09
-----------------------------------------------------------------------------------------

                                                WA SS                                           Invt    1st       % with
Low Balance             WA LTV    WA CLTV       CLTV      FICO        WAC     % Bal.   Purch %  Prop %  Lien %    S.2nds      CA%
------------------------------------------------------------------------------------------------------------------------------------
<80,000                 63.07      82.36        83.8       616      9.343      7.77    35.84    5.76    75.52         8       9.35
------------------------------------------------------------------------------------------------------------------------------------
80,000-100,000          73.38      79.63       82.73       621       8.22      4.05    36.31    6.26     92.1     17.16      12.55
------------------------------------------------------------------------------------------------------------------------------------
100,000>,               79.94       80.3       86.86       632      7.283     88.18    43.88    3.63     99.5     34.07      40.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                  78.36      80.43       86.46       630      7.481       100    42.95     3.9    97.34     31.36      36.91
------------------------------------------------------------------------------------------------------------------------------------

                             Full                         DTI%    % with
Low Balance                  Doc %      IO%      DTI%     > 45      MI
------------------------------------------------------------------------
<80,000                      65.52     1.03     37.74     28.12       0
------------------------------------------------------------------------
80,000-100,000               65.32     2.17     38.54     27.43       0
------------------------------------------------------------------------
100,000>,                    46.47    33.58     41.65     40.29     0.1
------------------------------------------------------------------------
Total:                       48.72    29.78     41.22     38.82    0.09
------------------------------------------------------------------------

                                       WA SS                                         Invt     1st      % with                 Full
Lien Position     WA LTV   WA CLTV     CLTV     FICO    WAC       % Bal.  Purch %    Prop %   Lien %   S.2nds       CA%       Doc %
------------------------------------------------------------------------------------------------------------------------------------
1st Lien           79.97     79.97     86.16    629     7.408     97.34       42         4      100     32.22      36.72      49.07
------------------------------------------------------------------------------------------------------------------------------------
2nd Lien            19.7     97.37     97.37    680     10.16      2.66    77.68      0.06        0         0      43.79      35.64
------------------------------------------------------------------------------------------------------------------------------------
Total:             78.36     80.43     86.46    630     7.481       100    42.95       3.9    97.34     31.36      36.91      48.72
------------------------------------------------------------------------------------------------------------------------------------

                                                            DTI%           % with
Lien Position                 IO%            DTI%           > 45              MI
----------------------------------------------------------------------------------
1st Lien                     30.6           41.23           38.89            0.09
----------------------------------------------------------------------------------
2nd Lien                        0           40.74            36.5               0
----------------------------------------------------------------------------------
Total:                      29.78           41.22           38.82            0.09
----------------------------------------------------------------------------------

               WA SS                                       Invt    1st      % with         Full                      DTI%     % with
WACLTV         CLTV    WAFICO    WAC     % Bal.  Purch %   Prop %  Lien %   S.2nds  CA%    Doc %     IO%     DTI %   > 45       MI
------------------------------------------------------------------------------------------------------------------------------------
80-85%         92.87     653    6.984    56.86      68     1.49    99.95    72.59  44.22   37.62    49.21    42.35   41.96     0.21
------------------------------------------------------------------------------------------------------------------------------------
85-90%         86.84     604    7.927    14.24   21.37     5.39    99.53     7.66  26.88   53.66    16.49    40.81   36.63        0
------------------------------------------------------------------------------------------------------------------------------------
90-95%         90.61     625     7.95    16.76   33.23    12.35    99.36     4.23   24.6   58.52     18.5    40.58   39.05        0
------------------------------------------------------------------------------------------------------------------------------------
95-100%        97.54     652    8.838    12.14   49.92     1.17    73.88     0.26  22.33   58.91     8.58    41.77   38.65        0
------------------------------------------------------------------------------------------------------------------------------------

                                                  Invt      1st     % with                Full                      DTI%      % with
SSCLTV   WAFICO     WAC       % Bal.     Purch %  Prop %    Lien %  S.2nds      CA%       Doc %     IO%     DTI %   > 45        MI
-----------------------------------------------------------------------------------------------------------------------------------
80-85%     635     7.164        0.2          0       0      100     100        62.25      37.75        0     42.4       0        0
-----------------------------------------------------------------------------------------------------------------------------------
85-90%     651     6.917       0.41      30.57       0      100     100            0      48.85    35.36    39.78   45.34        0
-----------------------------------------------------------------------------------------------------------------------------------
90-95%     650     7.113       3.41      59.73    3.35      100     100        38.88      48.01    59.48    41.82   50.08        0
-----------------------------------------------------------------------------------------------------------------------------------
95-100%    671     6.786      95.98      87.77    0.72      100     100        46.44      31.03    59.88    42.68   42.07     0.29
-----------------------------------------------------------------------------------------------------------------------------------

                                    WA SS                                                 Invt       1st      % with
Coupon-ARM    WALTV     WACLTV      CLTV    WAFICO    WAC       % Bal.     Purch %        Prop %     Lien %   S.2nds       CA%
----------------------------------------------------------------------------------------------------------------------------------
<8%           79.8       79.8       88.24    644     6.836      75.09      52             3.37       100      43.37        46.68
----------------------------------------------------------------------------------------------------------------------------------
8-9%          82.55      82.55      84.51    595     8.488      13.96      31.61          7.93       100      11.6         17.64
----------------------------------------------------------------------------------------------------------------------------------
9-10%         82         82         82.66    576     9.519      7.74       16.41          4.84       100      5.99         6.05
----------------------------------------------------------------------------------------------------------------------------------
10-11%        82.39      82.39      82.4     556     10.287     3.14       5.68           1.56       100      0.23         2.83
----------------------------------------------------------------------------------------------------------------------------------
11-12%        76.76      76.76      82.1     551     11.347     0.07       53.84          0          100      40.65        0
----------------------------------------------------------------------------------------------------------------------------------
12-13%        100        100        100      636     12.035     0.01       100            0          100      0            0
----------------------------------------------------------------------------------------------------------------------------------
13-14%
----------------------------------------------------------------------------------------------------------------------------------
>14%
----------------------------------------------------------------------------------------------------------------------------------

                  Full                             DTI%   % with
Coupon-ARM        Doc %        IO%      DTI %      > 45      MI
----------------------------------------------------------------
<8%               43.9        43.03     41.66      39.72    0.13
----------------------------------------------------------------
8-9%              48.05       7.67      40.99      37.97    0
----------------------------------------------------------------
9-10%             63.4        0.24      40.21      38.62    0
----------------------------------------------------------------
10-11%            69.52       0         40.3       40.78    0
----------------------------------------------------------------
11-12%            60.07       0         38.27      0        0
----------------------------------------------------------------
12-13%            0           0         21.52      0        0
----------------------------------------------------------------
13-14%
----------------------------------------------------------------
>14%
----------------------------------------------------------------

                                                  WA SS                                                            Invt       1st
Coupon-fixed rate       WALTV       WACLTV        CLTV        WAFICO        WAC            % Bal.       Purch %    Prop %     Lien %
------------------------------------------------------------------------------------------------------------------------------------
<8%                     72.95       73.45         74.68        645         6.809           55.58        12.23      3.2        99.37
------------------------------------------------------------------------------------------------------------------------------------
8-9%                    67.01       84.17         85.27        617         8.548           8.79         26.49      0          77.83
------------------------------------------------------------------------------------------------------------------------------------
9-10%                   37.07       90.6          90.94        668         9.636           14.11        58.81      3.39       29.43
------------------------------------------------------------------------------------------------------------------------------------
10-11%                  40.23       93.46         93.46        639         10.541          13.56        50.93      1.06       32.88
------------------------------------------------------------------------------------------------------------------------------------
11-12%                  58.59       83.18         83.18        577         11.527          7.3          24.81      2.7        68.57
------------------------------------------------------------------------------------------------------------------------------------
12-13%                  30.19       96.6          96.6         629         12.479          0.51         83.01      0          16.99
------------------------------------------------------------------------------------------------------------------------------------
13-14%                  20          100           100          609         13.112          0.11         100        0          0
------------------------------------------------------------------------------------------------------------------------------------
>14%                    20          100           100          638         14              0.05         0          0          0
------------------------------------------------------------------------------------------------------------------------------------

                            % with                  Full                              DTI%          % with
Coupon-fixed rate           S.2nds        CA%       Doc %     IO%       DTI %         > 45            MI
------------------------------------------------------------------------------------------------------------
<8%                         6.68         29.44      73.29     0.89      39.76         34.33           0
------------------------------------------------------------------------------------------------------------
8-9%                        4.13         19.24      81.45     0         40.08         38.79           0
------------------------------------------------------------------------------------------------------------
9-10%                       2.44         34.05      50.29     0         39.72         37.84           0
------------------------------------------------------------------------------------------------------------
10-11%                      0            30.91      40.36     0         40.45         32.48           0
------------------------------------------------------------------------------------------------------------
11-12%                      0            5.04       49.3      0         37.01         23.36           0
------------------------------------------------------------------------------------------------------------
12-13%                      0            18.72      21.61     0         43.01         47.73           0
------------------------------------------------------------------------------------------------------------
13-14%                      0            0          57.9      0         42.94         22.37           0
------------------------------------------------------------------------------------------------------------
>14%                        0            0          0         0         41.98         0               0
------------------------------------------------------------------------------------------------------------